Virtus WCM International Equity Fund (the “fund”),

a series of Virtus Asset Trust

Supplement dated June 4, 2019 to the Summary and

Statutory Prospectuses dated April 30, 2019

Important Notice to Investors

As approved by the Board of Trustees of Virtus Asset Trust, effective June 4, 2019, Sustainable Growth Advisers, LP (“SGA”), is managing the fund and WCM Investment Management (“WCM”) is removed as subadviser. Accordingly, all references to WCM as subadviser to the fund, and to Paul R. Black, Peter J. Hunkel, Michael B. Trigg and Kurt R. Winrich as portfolio managers, are hereby removed from the fund’s prospectuses. Virtus Fund Advisers, LLC (“VFA”) continues to serve as the fund’s investment adviser. SGA will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days. It is currently anticipated that the subadvisory agreement with SGA will be submitted to fund shareholders for approval during the third quarter of 2019.

Additionally, Virtus WCM International Equity Fund’s name has changed to Virtus SGA International Growth Fund and all references in the fund’s summary and statutory prospectuses to the fund’s former name are deemed changed to Virtus SGA International Growth Fund.

Additional disclosure changes resulting from the subadviser change are described below.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The fund will invest in securities of issuers located throughout the world. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the fund's subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries, including emerging markets. From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus is hereby amended by adding the following disclosure:

> Currency Rate Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> ESG Consideration Risk. The risk that the fund’s consideration of ESG factors results in the fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so, or that the companies identified by the ESG factors do not operate as expected when addressing ESG issues.

> Small and Medium Market Capitalization Companies Risk. The risk that the fund’s investments in small and medium market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Also in this section, the risk disclosure entitled “Portfolio Turnover Risk” is hereby removed.

The second paragraph under “Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby revised to state: “The fund’s subadviser is Sustainable Growth Advisers, LP (“SGA”), an affiliate of VFA (since June 2019).”

The disclosure under “Portfolio Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

>	Tucker Brown, Portfolio Manager and Principal of SGA. Mr. Brown has served as a Portfolio Manager of the fund since June 2019
>	Alexandra Lee, Portfolio Manager and Principal of SGA. Ms. Lee has served as a Portfolio Manager of the fund since June 2019.
>	Gordon M. Marchand, CPA, CFA, CIC, Portfolio Manager and co-founder of SGA. Mr. Marchand has served as a Portfolio Manager of the fund since June 2019.

The disclosure under “Principal Investment Strategies” on page 122 of the statutory prospectus is hereby replaced with the following:

The fund will invest in securities of issuers located throughout the world. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the fund's subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA may also consider certain environmental, social, and governance (“ESG”) factors, in addition to including the use of analysis and rankings from third-party ESG research providers. The fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The fund may invest in companies of all market capitalizations. The fund will allocate its assets among various regions and countries, including emerging markets. From time to time, the fund may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the fund seeks investments across a number of sectors, from time to time, the fund may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 124 of the statutory prospectus is hereby amended by adding a row entitled “ESG Consideration” and adding an “X” in that row as well as in the row “Small and Medium Market Capitalization Companies,” thereby indicating that the listed risks apply to the fund. Additionally, the “X” in the row “Portfolio Turnover” is hereby deleted, thereby indicating that this risk does not apply to the fund.

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Also in this section, the following disclosure is hereby added:

ESG Consideration

The fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not have such considerations. The consideration of ESG factors may result in the fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG factors do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG factors. While the subadviser believes its interpretations are reasonable, the portfolio decisions it makes may differ with other investors’ or investment managers’ views.

Under “The Adviser” on page 133 of the statutory prospectus, the row in the table relating to the fund is hereby amended to list SGA as the fund’s subadviser.

Under “The Subadvisers” beginning on page 134 of the statutory prospectus, the following disclosure is hereby added:

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA manages approximately $12.5 billion as of March 31, 2019, of which $10.8 billion is regulatory assets under management and $1.7 billion is model/emulation assets under contract.

Also in this section, the row in the table relating to the fund is hereby amended to state the applicable subadvisory fee as “50% of the net investment management fee.”

Under “Portfolio Management, a new subsection entitled “SGA” and a table indicating that Tucker Brown, Alexandra Lee and Gordon M. Marchand, CFA, CPA, CIC are portfolio managers of the fund (since June 2019) is hereby added. The following disclosure is also added to the new subsection:

Tucker Brown. Mr. Brown is an Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2006, Mr. Brown was a Vice President in the Equity Research Department of Goldman Sachs, where he served as a member of the firm’s U.S. packaged food research team. Previously, he worked in the Investment Banking Division of Goldman Sachs, focused on M&A and corporate finance advisory for clients in retail and technology sectors. Mr. Brown began his career as a fund accountant and custody manager at Brown Brothers Harriman & Co.

Alexandra Lee. Ms. Lee is and Analyst, Research Principal, a Portfolio Manager, and a member of the firm’s Investment Committee. Prior to joining Sustainable Growth Advisers in 2004, Ms. Lee was an Associate Director and an equity analyst at Bear Stearns, covering large cap biotechnology companies, and a member of the global healthcare research team. Previously, she worked as an equity research analyst at JP Morgan in the life sciences technology group, and as a management consultant at the Boston Consulting Group. Ms. Lee also has a medical degree.

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Gordon M. Marchand, CFA, CPA, CIC. Mr. Marchand is a Founding Principal, an Analyst, a Portfolio Manager, a member of the firm’s Investment Committee and a member of the firm’s Advisory Board. Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment advisor, from 1984 to 2003. He was also that firm’s Chief Operating and Financial Officer. Mr. Marchand began his career as a management consultant for Price Waterhouse. He is a CFA® charterholder, a Chartered Investment Counselor (“CIC”) and a Certified Public Accountant (“CPA”). Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated April 30, 2019.

Investors should retain this supplement with the

Prospectuses for future reference.

VAT Int’lEquity SGAChanges (6/2019)

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Virtus WCM International Equity Fund,

a series of Virtus Asset Trust

Supplement dated June 4, 2019 to the

Statement of Additional Information (“SAI”) dated April 30, 2019

Important Notice to Investors

As approved by the Board of Trustees of Virtus Asset Trust, effective June 4, 2019, Sustainable Growth Advisers, LP (“SGA”) is managing the fund and WCM Investment Management (“WCM”) is removed as subadviser. Accordingly, all references to WCM as subadviser to the fund, and to Paul R. Black, Peter J. Hunkel, Michael B. Trigg and Kurt R. Winrich as portfolio managers, are hereby removed from the fund’s SAI. Virtus Fund Advisers, LLC (“VFA”) continues to serve as the fund’s investment adviser. SGA will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days. It is currently anticipated that the subadvisory agreement with SGA will be submitted to fund shareholders for approval during the third quarter of 2019.

Additionally, Virtus WCM International Equity Fund’s name has changed to Virtus SGA International Growth Fund and all references in the fund’s SAI to the fund’s former name are deemed changed to Virtus SGA International Growth Fund.

Additional disclosure changes resulting from the subadviser change are described below.

In the “Glossary” beginning on page 3, the following entries are added:

SGA	Sustainable Growth Advisers, LP, subadviser to SGA International Growth Fund
SGA International Growth Fund	Virtus SGA International Growth Fund

In the table “Non-Public Portfolio Holdings Information” on page 11, the following information is added:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser	SGA	Daily with no delay

Under “Proxy Voting Policies beginning on page 87, the following disclosure is added:

SGA International Growth Fund

SGA has adopted proxy voting policies and procedures (the “Policies and Procedures”) designed to ensure that SGA votes in a manner that is in the best interests of its clients. Generally, votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders, while votes will be cast against proposals having the opposite effect. In voting on each and every issue, SGA shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot. The Policies and Procedures allow SGA to utilize a third party vendor for voting on behalf of clients consistent with the Policies and Procedures.

The Policies and Procedures address conflicts of interest or potential conflicts of interest relating to proxy proposals. A member of SGA’s Investment Committee is responsible for identifying potential conflicts of interest. Where appropriate, SGA will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and SGA’s potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy;
3.	vote securities based upon the recommendations of an independent third party; or
4.	request that the client engage another party to determine how the proxies should be voted.

A complete copy of SGA’s current Proxy Voting Policies and Procedures may be obtained by sending a written request to firm@sgadvisers.com or 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

Under “Subadvisers and Subadvisory Agreements” beginning on page 94, the following disclosure is added:

SGA — SGA International Growth Fund

SGA, an affiliate of VIA, is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA manages approximately $12.5 billion as of March 31, 2019, of which $10.8 billion is regulatory assets under management and $1.7 billion is model/emulation assets under contract.

For its services as subadviser, VIA pays SGA a fee at the rate of 50% of the net advisory fee paid by the SGA International Growth Fund.

Under “Portfolio Managers” beginning on page 103, the table listing the portfolio managers is hereby revised by replacing the row for the fund with the following:

Fund	Portfolio Manager(s)
SGA International Growth Fund	Tucker Brown Alexandra Lee Gordon M. Marchand

Under “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest,” the following disclosure is hereby inserted after the disclosure captioned “Ceredex, Silvant and Seix:

SGA

SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, trade aggregation and allocation, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed accounts have been addressed.

SGA has an account that includes both a performance-based component and a percentage of assets under management component to the advisory fee. This account represents less than 0.6% of SGA’s regulatory assets under management. The performance component of the fee arrangement referenced above may be perceived as providing an incentive for SGA to seek to maximize the investment return by favoring this account, making investments that are subject to greater risk, or are more speculative than would be the case if SGA's compensation were not based upon the investment return. To address these potential conflicts of interest SGA has adopted policies and procedures that it believes will ensure that no accounts are systematically favored or disfavored.

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Under “Other Accounts Managed (No Performance-Based Fees)” on page 106, the following information is added for Mr. Brown and Ms. Lee and is updated for Mr. Marchand:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tucker Brown	0	$0	1	$104.6 Million	1	$105 Thousand
Alexandra Lee	0	$0	1	$104.6 Million	3	$1.2 Million
Gordon M. Marchand	6	$4.7 Billion	15	$3.4 Billion	68	$4.3 Billion

Under “Other Accounts Managed (With Performance-Based Fees)” on page 106, the following information is added for Mr. Brown and Ms. Lee and is updated for Mr. Marchand:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tucker Brown	0	$0	0	$0	0	$0
Alexandra Lee	0	$0	0	$0	0	$0
Gordon M. Marchand	0	$0	0	$0	1	$64 Million

Under “Portfolio Manager Compensation” beginning on page 106, the following information is added:

SGA

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Under “Portfolio Manager Fund Ownership” on beginning page 108, the following information is added:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Value of Financial Exposure Through Similar Strategies	Total Ownership/Financial Exposure
Tucker Brown	SGA International Growth Fund	None	None	None
Alexandra Lee	SGA International Growth Fund	None	None	None
Gordon M. Marchand	SGA International Growth Fund	None	None	None

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the SAI dated April 30, 2019.

Investors should retain this supplement with the

SAI for future reference.

VAT 8622B SAI/Int’lEquity SGAChanges (6/2019)

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